CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT




     We consent to the inclusion in Form SB-2 of SpaceDev, Inc. of our report dated February 11, 2004, (except for Note 11 as to which the date is April 2, 2004), relating to the consolidated financial statements of SpaceDev, Inc. for the year ended December 31, 2003.





San  Diego,  California                              PKF
May  6,  2004                                   Certified  Public  Accountants
                                        A  Professional  Corporation